EXHIBIT 10.7

              DIRECTORS' DEFERRED COMPENSATION PLAN

                                  OF

                  HAVERTY FURNITURE COMPANIES, INC.

                       AS AMENDED AND RESTATED

                           JANUARY 1, 2005

              DIRECTORS' DEFERRED COMPENSATION PLAN
                               OF
                  HAVERTY FURNITURE COMPANIES, INC.






                            SECTION I
                ESTABLISHMENT AND PURPOSE OF PLAN


      1.1   Establishment and Duration of Plan:   The  Directors'

Deferred Compensation Plan of Haverty Furniture Companies,  Inc.,

was  initially  established  by the Board  of  Directors  of  the

Corporation as of December 15, 1982, and was amended and restated

as  of   August  3,  1990.  On February  6,  1996  the  Board  of

Directors  of the Corporation authorized a further amendment  and restatement of the Plan incorporating  the provisions  set  forth below,  subject  to  the  approval of  the  shareholders  of  the

Corporation.  The Plan, as amended and restated,  shall  continue until  terminated  by the Board of Directors of the  Corporation,

subject to the provisions of Section VII below.

      1.2   Purpose  of  Plan:   The purpose  of  the  Directors'

Deferred Compensation Plan is to provide those Directors  of  the

Corporation  who elect to do so the opportunity  to  defer  to  a future date the receipt of their compensation as Directors and as members of Committees of the Board of Directors.


                           SECTION II
                           DEFINITIONS

      2.1   "Account"   means the Account (comprised  of  a  Cash

Compensation  Sub-Account  and a Stock Compensation  Sub-Account)

being  administered for the benefit of a Member under Section  IV

below.   Accounts  shall  not actually be  funded,  but  will  be

bookkeeping   accounts  established  for  each  Member   on   the

Corporation's  records with respect to the  amount,  if  any,  of

Compensation deferred by the applicable Member pursuant  to  such

Member's election as hereinafter provided.

       2.2    "Annual  Period"  means  each  twelve-month  period

beginning on May 1 and ending on April 30.

      2.3   "Business  Day"  means a day other than  a  Saturday,

Sunday  or  legal  holiday on which the principal  administrative offices of the Corporation are open for business.

      2.4   "Calendar Quarter" means each successive  three-month

period during a Fiscal Year.

      2.5   "Cash Compensation" means the amount in dollars of  a

Participant's  Compensation  for  the  applicable  Annual  Period which,  after  giving effect to any applicable election  by  such

Participant  with  respect to the receipt of a  portion  of  such

Compensation in the form of Corporation Common Stock but  without regard  to  any  deferral election hereunder, is payable  by  the

Corporation  in  cash.  Cash Compensation shall be  comprised  of

Cash Fee Compensation and Cash Retainer Compensation.

      2.6  "Cash Compensation Sub-Account" means that Sub-Account within  a  Member's  Account in which  entries  are  recorded  to reflect  the  amounts, if any, of Cash Compensation  deferred  by such  Member  from time to time hereunder, with interest  accrued thereon, and distributions therefrom, as applicable.

      2.7   "Cash  Fee Compensation" means, with respect  to  any

Annual  Period,  the  amount  in  dollars  of  a  Member's   Cash

Compensation  which  is  attributable  to  fees  payable  by  the

Corporation  for  such Member's attendance  at  meetings  of  the

Corporation's  Board of Directors or a committee  thereof  during such Annual Period.

     2.8  "Cash Retainer Compensation" means, with respect to any

Annual  Period,  the  amount  in  dollars  of  a  Member's   Cash

Compensation which is attributable to the retainer payable by the

Corporation  for  such  Member's service as  a  director  of  the

Corporation during such Annual Period.

     2.9  "Committee"  means the Executive Committee of the Board of Directors of the Corporation.

      2.10  "Common  Stock" means the $1.00 par  value  class  of common stock of the Corporation known as "Common Stock."

      2.11  "Compensation"  means the retainer fees  and  meeting fees payable to Directors by the Corporation in their capacity as

Directors  or as members of Committees of the Board of Directors,

without   reduction  for  any  required  withholding  taxes   and

exclusive of the value of any fringe benefits which any  Director may receive or may be entitled to receive as a Director.

     2.12 "Corporation"  means Haverty Furniture Companies, Inc.,

a Maryland corporation or any successor thereto.

      2.13  "Director" means any duly elected member of the Board of Directors of the Corporation.

      2.14  "Dividend Equivalent Amount" means the amount  to  be credited  to the Stock Compensation Sub-Account of a Member  from time to time upon the payment by the Corporation of a dividend on its Common Stock (other than a dividend payable in shares of such

Common  Stock).  The Dividend Equivalent Amount with  respect  to any  such  dividend paid by the Corporation shall  be  an  amount equal  to  the  product  of  (i) the  per  share  amount  of  the applicable dividend paid by the Corporation (if such dividend  is not  payable in cash, such amount to be based on the fair  market value  of the property distributed) and (ii) the number of shares of  Common  Stock  reflected in the Member's  Stock  Compensation

Sub-Account as of the record date of such dividend.

      2.15  "Elective Distribution Date"  shall have the  meaning ascribed thereto in Section 3.2 hereof.

      2.16  "Fiscal  Year"   means the twelve-month  period  from

January 1 through the next following December 31.

      2.17  "Fractional Share Equivalent Amount" means  the  cash amount,  if  any,  to  be  credited  to  the  Stock  Compensation

Sub-Account  of a Member as of May 1 of any year to reflect  that portion,  if  any,  of  the Member's Stock Compensation  deferred hereunder and otherwise payable on such date which remains  after crediting  such  Sub-Account with the number of whole  shares  of

Corporation  Common  Stock determined by dividing  such  deferred

Stock Compensation by the applicable Market Price.

      2.18  "Initial Election Form"  means, with respect  to  any

Member,  the  election form complying with  the  then  applicable requirements of Section III hereof pursuant to which such  Member

first   elects   (or  elected,  as  applicable)  to   defer   any

Compensation under the Plan.

      2.19 "Market Price" means, as of any date, the closing  bid price  of  the  Common Stock of the Corporation  (or  such  other securities  as result from an adjustment pursuant to Section  4.5 hereof)  on  such date as quoted by the National  Association  of

Securities Dealers Automated Quotation System (or, if the  Common

Stock  of  the  Corporation (or such other  securities)  is  then traded  on a different securities market or exchange, the closing price  of such Common Stock (or such other securities) as  quoted on such market or exchange).

      2.20  "Member"  means any Participant or former Participant who  has  an amount credited to an Account for his or her benefit under the Plan.

      2.21  "Participant"   means each  Director  who  elects  to

participate in the Plan.

     2.22 "Plan"  means the Directors' Deferred Compensation Plan of  Haverty Furniture Companies, Inc., or any successor  thereto,

as  described herein and as the same may hereafter from  time  to time be amended.

     2.23 "Service Termination Date"  means, for any Member,  the later of (i) the date of termination of such Member's service  as a director of the Corporation and (ii) the date of termination of such  Member's service as an employee of the Corporation  or  any other  member of a controlled group of corporations of which  the

Corporation  is a member and which would be considered  a  single employer under Code Section 414(b), in each case, for any  reason other than the death of such Member.

      2.24 "Stock Compensation" means the amount in dollars of  a

Participant's  Compensation  for  the  applicable  Annual  Period which,  after  giving effect to any applicable election  by  such

Participant  with  respect to the receipt of a  portion  of  such

Compensation in the form of Corporation Common Stock but  without regard  to  any  deferral election hereunder, is payable  by  the

Corporation in Common Stock.

     2.25 "Stock Compensation Sub-Account" means that Sub-Account within  a  Member's  Account in which  entries  are  recorded  to reflect  (i)  the  number of shares of Corporation  Common  Stock attributable  to  the  amounts, if  any,  of  Stock  Compensation deferred by such Member from time to time hereunder as determined for each deferral in accordance with Section 4.2(a) hereof,  (ii)

the number of shares of Corporation Common Stock attributable  to any dividend paid by the Corporation in the form of shares of its

Common Stock in accordance with Section 4.2(c) hereof, (iii)  the

number  of  shares of Corporation Common Stock as determined   in

accordance   with  Section  4.2(e)  hereof,  (iv)  any   Dividend

Equivalent  Amounts and Fractional Share Equivalent Amounts,  (v)

any  interest  accrued on any cash balance  in  such  Sub-Account pursuant  to Section 4.4 hereof and (vi) distributions therefrom,

and adjustments thereto, as applicable, as provided herein.

     2.26 "Triggering Event"  means, for any Member,  any of such

Member's (i) Service Termination Date, (ii) Elective Distribution

Date, or (iii) death.



                           SECTION III
                          PARTICIPATION

     3.1  Each Director may, not later than October 31 each year,

elect  to  become a Participant in the Plan for the  next  Annual

Period  commencing  after such October 31  and  for  each  Annual

Period  thereafter, until such election is revoked or revised  in the  manner  hereinafter provided, and  thereby  have  all  or  a portion  of  his or her Compensation for each such Annual  Period deferred and credited to an Account for his or her benefit  under the  Plan  as  and to the extent provided below  in  Section  3.2

hereof.   Any such election may be revoked or revised  by  filing

with  the  Secretary of the Corporation a written  revocation  or election  form  complying with the requirements  of  Section  3.2

hereof.   Any such revocation or revised election shall first  be

effective  with respect to the Annual Period which  first  begins after the later to occur of (i) the filing of such revocation  or revised  election with the Secretary of the Corporation  or  (ii)

the next occurring October 31.  A Director who revokes a previous election  may again elect participation in the Plan for  deferral of  future  Compensation  in  later Annual  Periods  by  electing participation in the manner provided above.

      3.2   Any  such  election (either initial  or  revised)  or

revocation  shall be filed with the Secretary of the Corporation,

shall  be  made in writing on such form or forms as the Committee shall  from time to time prescribe, and shall specify the  amount and  type  of Compensation which the Participant wishes to  defer

hereunder.   For any Annual Period, a Participant  may  elect  in

accordance with the terms hereof to defer hereunder the following amounts  of  his  or her Compensation: (i) all or  none  of  such

Participant's  Cash Fee Compensation; (ii) all or  none  of  such

Participant's Cash Retainer Compensation: and (iii) all  or  none of such Participant's Stock Compensation.  An election form which specifies a deferral amount which is not permitted hereunder  for any type of Compensation (i.e., more than none but less than all)

shall be deemed to specify that no portion of the applicable type of  Compensation be deferred for any Annual Periods to which such election  applies pursuant to the terms hereof.  If a Participant desires  to  have  the balance in his or her Account  distributed prior  to  such Participant's death or Service Termination  Date,

such  Participant may specify the date for such  distribution  on such  Participant's Initial Election Form, which  specified  date shall  constitute the Participant's "Elective Distribution Date,"

and  no  election  or  revocation form filed subsequent  to  such

Participant's Initial Election Form shall be effective to  change or  revoke  such Elective Distribution Date; provided that,  with respect to any Member who was a Participant in the Plan prior  to the  effective date of the amendment and restatement of the  Plan in  1996, such Member's Elective Distribution Date shall  be  the date, if any, most recently specified by such Member (other  than a  specification of retirement or termination of service  on  the

Board  of Directors) in an election form properly filed with  the

Secretary of the Corporation prior to the effective date of  such

Plan  amendment  and restatement, and no election  or  revocation form  subsequently  filed by such Member shall  be  effective  to change or revoke such Elective Distribution Date.



                           SECTION IV
                   ADMINISTRATION OF ACCOUNTS

      4.1   Compensation to be credited to a Member's Account  by

reason  of  an  election made under Section III  above  shall  be credited to such Account on the same day such Compensation  would normally have been paid to such Member.

      All  Cash Compensation deferred hereunder by a Member shall be  credited  to such Member's Cash Compensation Sub-Account  and all  Stock Compensation deferred hereunder by a Member  shall  be credited  to  such  Member's  Stock Compensation  Sub-Account  as provided in Section 4.2 hereof.

      4.2  Each Member's Stock Compensation Sub-Account shall  be credited  from  time  to  time  with  the  number  of  shares  of

Corporation Common Stock and cash amounts as set forth below:

             (a)      on May 1 of each year,  the number of whole

           shares  of  Corporation  Common  Stock  determined  by

           dividing  (i)  the total amount of the Member's  Stock

           Compensation  to be deferred  by such Member  for  the

           applicable Annual Period by  (ii) the Market Price  as

           of  May 1 of  the applicable Annual Period (or if such

           May  1  is not a day on which trading is conducted  on

           the  securities market or exchange on which the Common

           Stock  of  the Corporation is then traded, as  of  the

           last  such trading day occurring before such  May  1);

           provided  that no fractional share shall  be  credited

           to  such Sub-Account, and, in lieu thereof the  Member

           's  Stock  Compensation Sub-Account shall be  credited

           with  the Fractional Share Equivalent Amount remaining

           after such determination;

             (b)       on the date of payment of any dividend  on

           the  Common  Stock of the Corporation  (other  than  a

           dividend payable in shares of such Common Stock),  the

           Dividend  Equivalent  Amount  with  respect  to   such

           dividend;

             (c)       on the date of payment of any dividend  on

           the  Common Stock of the Corporation which is  payable

           in  shares of such Common Stock, the number of  shares

           determined  by multiplying (i) the per share  dividend

           amount  times  (ii)  the number of  shares  of  Common

           Stock  credited  to such Member' s Stock  Compensation

           Sub-Account  as  of the record date of such  dividend;

           provided  that no fractional shares shall be  credited

           to  any  such  Sub-Account as the result of  any  such

           dividend,   and   in  lieu  thereof,  an   appropriate

           adjustment shall be made to the cash balance  held  in

           the applicable Stock Compensation Sub-Account;

             (d)       any adjustment to the cash balance of such

           Sub-Account  required pursuant to Section 4.5  hereof;

           and

             (e)       on May 1 of each year, the number of whole

           shares  of  Corporation  Common  Stock  determined  by

           dividing  (i)  the  sum  of (1) any  Fractional  Share

           Equivalent Amount credited to such Sub-Account  as  of

           such  date pursuant to clause (a) above; (2) any  cash

           amounts  credited  to  such  Sub-Account  pursuant  to

           clause  (c)  or  clause (d) above  during  the  Annual

           Period ending immediately prior to such date, (3)  any

           Dividend   Equivalent   Amounts   credited   to   such

           Sub-Account   during   the   Annual   Period    ending

           immediately  prior to such date, (4)  the  balance  of

           any   cash  amount  remaining  as  a  credit  in  such

           Sub-Account  as  of the immediately  preceding  May  1

           after   giving   effect  to  the  reduction   required

           pursuant  to Section 4.3 hereof, and (5) the  interest

           accrued  on the amounts set forth in sub-clauses  (2),

           (3)  and (4) of this clause (e) during the immediately

           preceding Annual Period by (ii) the Market  Price   as

           of  such date  (or if such date is not a day on  which

           trading  is  conducted  on the  securities  market  or

           exchange  on which the Common Stock of the Corporation

           is  then  traded,  as  of the last  such  trading  day

           occurring   before  such  date);  provided   that   no

           fractional   share   shall   be   credited   to   such

           Sub-Account.

      4.3    On  May  1  of each year, the cash balance  of  each

Member's  Stock Compensation Sub-Account (after giving effect  to any  amount  to  be  credited to such Sub-Account  on  such  date pursuant to Section 4.2(a) hereof) shall be reduced by an  amount equal  to  the  product  of (i) the number  of  whole  shares  of

Corporation  Common  Stock credited to such Sub-Account  on  such date  pursuant  to Section 4.2(e) hereof and (ii) the  applicable

Market  Price used in the determination of such number of  shares pursuant to such section.

      4.4    Amounts  credited  to a Member's  Cash  Compensation

Sub-Account and any cash balance in a Member's Stock Compensation

Sub-Account shall bear interest computed and credited as follows:

(i)  the  annual interest rate (the "Applicable Rate")  shall  be fixed in advance by the Committee at the beginning of each Fiscal

Year  based  upon  the  13-week Federal  Treasury  Bill  rate  at year-end  for  the  prior Fiscal Year; and  (ii)  interest  shall accrue  at  the  Applicable  Rate on  the  amount  in  such  Cash

Compensation  Sub-Account and on the cash balance in  such  Stock

Compensation  Sub-Account from time to time during each  Calendar

Quarter  and such interest will be credited to the Member's  Cash

Compensation  Sub-Account or Stock Compensation  Sub-Account,  as

applicable, on the last day of each Calendar Quarter.

      4.5    In  the event that the outstanding shares of  Common

Stock of the Corporation are hereafter increased or decreased  or changed  into  or  exchanged for a different number  or  kind  of shares  or other securities of the Corporation, in any such  case by reason of a recapitalization, reclassification, stock split or combination of shares (but not by reason of a dividend payable in shares  of  Common  Stock  of  the Corporation),  an  appropriate adjustment  shall be made to the Stock Compensation  Sub-Accounts of  all  Members;  provided that no fractional  shares  shall  be credited  to  any  such Sub-Account as the  result  of  any  such adjustment,  and in lieu thereof an appropriate adjustment  shall be  made  to  the  cash  balance held  in  the  applicable  Stock

Compensation Sub-Account.

      In  the event that the Corporation shall be a party to  any reorganization  involving merger, consolidation,  acquisition  of the  stock  or acquisition of the assets of the Corporation,  the

Stock  Compensation Sub-Account of each Member shall be  adjusted to  reflect  the  same  number and  type  of  securities  of  the

resulting   corporation  to  which  the  number  of   shares   of

Corporation Common Stock then credited to such Sub-Account  would entitle  a  shareholder of the Corporation in such reorganization

(and,  if the consideration in such reorganization includes  cash as well as securities, the amount of such cash).

     In the event that the Common Stock of the Corporation ceases to be publicly traded in circumstances not otherwise addressed in this  Section  4.5, then any amount credited to a Member's  Stock

Compensation Sub-Account in the form of a number of shares of the

Corporation's Common Stock (or such other securities as  resulted from  an  adjustment  pursuant to  this  Section  4.5)  shall  be converted to a cash amount computed by multiplying (i) the number of  shares of Corporation Common Stock (or such other securities)

credited  to  such Sub-Account as of the last day on  which  such

Common  Stock (or such other securities) was publicly  traded  by

(ii)  the highest of (a) the Market Price as of such last trading day,  (b) the last offer price in any tender offer for the Common

Stock  of  the  Corporation  (or  such  other  securities)  which resulted  in  such  Common Stock (or such  other  securities)  no longer  being  publicly  traded, and  (c)  the  cash  price  paid pursuant  to  a  merger  or  other  acquisition  of  all  of  the outstanding  capital  stock  of  the  Corporation  in  which  the

consideration   paid  to  shareholders  of  the  Corporation   is

comprised entirely of cash.



                            SECTION V
                DISPOSITION OF MEMBERS' ACCOUNTS

      5.1    Subject to the other provisions of this  Section  V,

amounts credited to the Member's Account, whether in the form  of cash or Corporation Common Stock, shall be paid to such Member as

provided  below.   The amount credited to such Account  shall  be

paid  either in one lump sum, or, in the sole discretion  of  the

Member,  in no more than ten (10) equal annual installments  (pro rata  from  the Member 's Cash Compensation Sub-Account  and  the

Member's  Stock Compensation Sub-Account), as specified  by  such

Member in his or her Initial Election Form, or, in the case of  a

Member  who was a Participant in the Plan prior to the  effective date  of  the amendment and restatement of the Plan in  1996,  as most  recently  specified  by such Member  in  an  election  form properly filed with the Secretary of the Corporation prior to the effective  date  of such Plan amendment and restatement,  and  no election  or  revocation form subsequently filed by  such  Member

shall   be   effective  to  change  or  revoke  such  method   of

distribution; and, provided further, that if the aggregate  value then  credited to the Member's Account in the form  of  cash  and

Corporation  Common Stock (or such other securities  as  resulted from an adjustment pursuant to Section 4.5 hereof), based in  the case  of such Common Stock (or such other securities) on the then current Market Price, is less than $50,000, the entire balance in such  Account shall be paid in a lump sum within the time  period set forth below.

     If the first Triggering Event to occur is such Member's:

           (i)        death, such amounts shall be paid in a lump

           sum  to  such  Member's designated beneficiary  or  to

           such  Member's estate, as applicable, within  30  days

           of such member's death;

           (ii)       Service Termination Date, such amounts  (or

           if  such Member has elected payment in installments as

           provided  below, the first such installment) shall  be

           paid  to  such  Member within 30 days of such  Service

           Termination  Date; provided that, in  the  case  of  a

           Member that is a "Key Employee" (as described in  Code

           Section   416(i)  without  regard  to  paragraph   (5)

           hereof),  if the stock of the Company is then publicly

           traded   on   an  established  securities  market   or

           otherwise, such amounts shall not be paid (or if  such

           Member   has   elected  payment  in  installments   as

           provided  above, the first such installment shall  not

           be  paid)  before  the date that is six  months  after

           such   Member's  Service  Termination  Date  (or,   if

           earlier, the date of such Member's death); or

           (iii)      Elective  Distribution Date,  such  amounts

           (or   if   such   Member   has  elected   payment   in

           installments  as  provided  below,  the   first   such

           installment)  shall  be paid to such  Member  on  such

           Elective  Distribution  Date,  or,  if  such  Elective

           Distribution Date is not a Business Day, on the  first

           Business    Day   occurring   after   such    Elective

           Distribution Date.

      All  amounts  credited  to the Member's  Cash  Compensation

Sub-Account   and  any  cash  balance  in  the   Member's   Stock

Compensation Sub-Account shall be paid in cash, and  all  amounts credited  to  the  Member's Stock Compensation Sub-Account  as  a

number  of  shares  of Corporation Common Stock  (or  such  other securities into which such shares were converted pursuant  to  an adjustment under Section 4.5 hereof) shall be paid in the form of shares  of Corporation Common Stock (or such other securities  as may  result  from an adjustment pursuant to Section 4.5  hereof).

All  elections  made pursuant to this Section  5.1  shall  be  in writing  on  such form as may from time to time be prescribed  by the  Committee and delivered to the Secretary of the Corporation.

If  the Member has failed to elect a manner of payment (lump  sum or  installment)  in  such Member's Initial  Election  Form,  the

Member's  Account shall be paid in a lump sum in accordance  with the provisions of this Section 5.1.

      5.2    If  a Member dies prior to distribution of  all  the

amounts  credited  to  his or her Account  under  the  Plan,  any amounts  otherwise payable to him or her under the Plan shall  be distributed  to such deceased Member's designated beneficiary  or beneficiaries  and any reference to a Member in  this  Section  V shall  then  be deemed to include such designated beneficiary  or

beneficiaries.   Notwithstanding anything to the contrary  herein

contained,  any amounts which would otherwise become  payable  in installments  to a beneficiary in accordance with  the  foregoing provision will instead be paid to such beneficiary in a lump  sum within the applicable time period provided in Section 5.1 hereof.

All  beneficiary designations shall be in such a form and subject to such limitations as may from time to time be prescribed by the

Committee  and  communicated in writing to the Secretary  of  the

Corporation.  A Member may, from time to time, revoke  or  change any  beneficiary designation by filing a new written  designation

with  the  Secretary.   If  there  is  no  effective  beneficiary

designation filed with the Secretary at the time of the  Member's death,  distribution of amounts otherwise payable to the deceased

Member under this Plan shall be paid to the Member's estate.   If

a  beneficiary  designated by the Member to receive  his  or  her benefits  shall survive the Participant but die before  receiving the distributions of the Participant's Account balance hereunder,

the  balance thereof shall be paid to such deceased beneficiary's estate, unless the deceased beneficiary designates otherwise by a written beneficiary designation, filed with the Secretary of  the

Corporation, in which case such designation shall govern.

     5.3   The Corporation shall deduct from the distributions to

be  made  to  a  Member or his or her designated  beneficiary  or beneficiaries  under  this  Plan  any  Federal,  State  or  local withholding  or  other taxes or charges which the Corporation  is

from  time to time required to deduct under applicable  law.   In

the  event  that  the  amount  of any such  required  withholding exceeds the amount then payable to the applicable Member in cash,

the  Corporation  may condition the delivery of  any  Corporation

Common  Stock (or other securities, as the case may be)  to  such

Member  hereunder  on  the receipt by the Corporation  from  such

Member  of an amount in cash sufficient to pay the taxes required to be withheld.


                           SECTION VI
          RIGHTS AND DUTIES OF PARTICIPANTS AND MEMBERS

      6.1    A Member's interest in this Plan and that of his  or

her  designated  beneficiary is an unsecured  claim  against  the general assets of the Corporation and neither the Member nor  any other  person  shall  have any interest in any  fund  or  in  any specific  asset  or assets of the Corporation by  reason  of  any amounts  credited  to  any Account hereunder,  or  any  right  to receive  any distributions under the Plan except as  and  to  the extent expressly provided in the Plan.  The right of a Member  to have  any amount credited to his or her Account as the result  of events such as the declaration of a dividend on the Corporation's

Common  Stock  does  not constitute a right  of  such  Member  to receive any amount with respect to any Common Stock except as and to  the extent set forth herein.  No Member shall have any rights as  a  stockholder  with respect to any shares  of  Common  Stock credited  to  such Member's Stock Compensation Sub-Account  until the  date  of issuance of a certificate for such shares  to  such

Member at the time of distribution of the Account.

      6.2   Each Director shall be entitled to receive an updated

copy  of  the  Plan and, so long as he or she remains  a  Member,

shall be entitled to receive copies of any amendments to the Plan within ten (10) days after their adoption.

      6.3    To  the  extent permitted by law, the right  of  any

Member or any beneficiary to receive any payment hereunder  shall not be subject to alienation, transfer, sale, assignment, pledge,

attachment, garnishment or encumbrance of any kind.  Any  attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any  such payments whether presently or thereafter payable  shall be  void.  Any payments due hereunder shall not in any manner  be subject to debts or liabilities of any Member or beneficiary.

      6.4    If  any  Member shall bring any legal  or  equitable

action against the Corporation by reason of being a Member  under this Plan or if it is necessary for the Corporation to bring  any legal  or equitable action under this Plan against any Member  or any  person claiming any interests by or through such Member, the results  of  which shall be adverse to the Member or  the  person claiming  an  interest by or through such  Member,  the  cost  of defending  or bringing such action shall be charged  directly  to and  deducted from the Account of the Member to the extent of the amount then or thereafter credited to such Account.

      6.5   Every person receiving or claiming payments under the

Plan  shall  be  conclusively presumed to be  mentally  competent until  the date on which the Committee receives a written  notice in  a  form  and manner acceptable to the Committee that  such  a person  is incompetent and that a guardian, conservator or  other person legally vested with the interest of his or her estate  has been  appointed.  In the event a guardian or conservator  of  the estate  of  any person receiving or claiming payments  under  the

Plan  shall  be  appointed by a court of competent  jurisdiction,

payments  under  this  Plan  may be  made  to  such  guardian  or conservator  provided that the proper proof  of  appointment  and continuing  qualification  is furnished  in  a  form  and  manner acceptable to the Committee.  Any such payments so made shall  be a  complete  discharge  of any liability  or  obligation  of  the

Corporation or the Committee regarding such payments.

      6.6    Each person entitled to receive a payment under this

Plan, whether a Member, a duly designated beneficiary, a guardian or  otherwise, shall provide the Committee with such  information as  it  may  from  time to time deem necessary  or  in  its  best interests in administering the Plan.  Any such person shall  also furnish  the  Committee with such documents,  evidence,  data  or other  information as the Committee may from time  to  time  deem necessary or advisable.



                           SECTION VII
                            COMMITTEE

      7.1    The Plan shall be administered by the Committee.   A

Member  who  is  also  a  member  of  the  Committee  shall   not

participate in any decision involving an election made by him  or relating  in  any  way  to  his  individual  rights,  duties  and obligations as a Member under the Plan.

      7.2   A majority of the Committee shall constitute a quorum

for  the  transaction  of business.  All  actions  taken  by  the

Committee  at  a meeting shall be by the vote of  a  majority  of those present at such meeting, but any action may be taken by the

Committee without a meeting upon written consent signed by all of the members of the Committee.

      7.3    The Committee may from time to time establish  rules

and  regulations  for the administration of the  Plan  and  adopt

standard   forms  for  such  matters  as  elections,  beneficiary

designations and applications for benefits, provided  such  rules and forms are not inconsistent with the provisions of the Plan.

      7.4   All determinations of the Committee, irrespective  of

their  character  or nature, including, but not limited  to,  all questions  of construction and interpretations, shall  be  final,

binding  and  conclusive  on  all parties.   In  constructing  or

applying the provisions of this Plan, the Corporation shall  have the  right to rely upon a written opinion of legal counsel, which may  be  independent  legal counsel or  legal  counsel  regularly employed  by  the  Corporation, whether or not  any  question  or dispute has arisen as to any distribution from the Plan.

      7.5   The Corporation and/or the Committee may consult with

legal   counsel,  who  may  be  independent  counsel  or  counsel

regularly  employed  by  the Corporation,  with  respect  to  its obligations and duties hereunder or with respect to any action or proceeding or any other questions of law and shall not be  liable for  any action taken or omitted by it in good faith pursuant  to the advice of such counsel.

      7.6    The  Committee shall be responsible for  maintaining

books  and  records for the Plan.  Said books and  records  shall only  be  open  for examination by a Member or a duly  designated beneficiary  to  the  extent that they specifically  involve  the

Account created for his or her benefit or any payments which  are to  be  made  to him or her or his or her beneficiary  hereunder.

Each  Member shall be notified annually of the balance in his  or

her   Account  (including  the  balances  in  the  Member's  Cash

Compensation Sub-Account and Stock Compensation Sub-Account).

      7.7   Neither the Committee nor any member of the Committee

nor  the Corporation nor any other person who is acting on behalf of  the Committee or the Corporation shall be liable for any  act or failure to act hereunder except for gross negligence or fraud.


                          SECTION VIII
                    AMENDMENT OR TERMINATION

      8.1    The Corporation hereby reserves the right to  amend,

modify,  terminate or discontinue the Plan at any time;  provided however,  that  no  such  action shall reduce  the  amounts  then credited  to any Account of any Member, nor change the  time  and manner  of  payment  of such amount as set  forth  in  Section  V hereof, without the consent of the Member concerned or his or her beneficiary if the Member is not living.



                           SECTION IX
                    CONSTRUCTION AND EXPENSE


      9.1    Whenever  the  context so  requires,  words  in  the

masculine include the feminine and words in the feminine  include the  masculine and the definition of any term in the singular may include the plural.

      9.2    All Expenses of administering the Plan shall be paid

by  the  Corporation except as expressly provided herein  to  the contrary.

     9.3   The Plan shall be construed, administered and governed

in  all respects under and by the applicable laws of the State of

Georgia.





IN WITNESS WHEREOF, the Corporation has caused this Plan to be amended and restated effective as of January 1, 2005.


Attested:                   HAVERTY  FURNITURE  COMPANIES, INC.

  /s/ Jenny Hill Parker      By:      /s/ Clarence H. Smith
  ------------------------       -------------------------------
    Jenny Hill Parker                   Clarence H. Smith
   Corporate Secretary            President and Chief Executive
                                             Officer